                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): February 26, 2001 (February
                                   13, 2001)


                               BEA SYSTEMS, INC.
                               -----------------
            (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
                                   --------
                (State or Other Jurisdiction of Incorporation)


        0-22369                                           77-0394711
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


    2315 North First Street, San Jose, CA                              95131
-------------------------------------------------                 --------------
   (Address of Principal Executive Offices)                         (Zip Code)


                                (408) 570-8000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

     On February 13, 2001, BEA Systems, Inc. (the "Registrant") consummated a synthetic lease transaction (the "Transaction") relating to an undeveloped parcel of land located in San Jose, California previously owned by Agilent Technologies, Inc. The Registrant is planning to construct office and R&D facilities on the parcel of land which is contiguous to the Registrant's current headquarters. Pursuant to the Transaction, ABN AMRO LEASING, INC. (the
"Lessor") acquired the property and upon the completion of the construction of office buildings, the Lessor will lease the property to the Registrant. Financing for the acquisition was provided to the Lessor by ABN AMRO BANK N.V. (the "Bank"). As part of the lease transaction, the Registrant has restricted approximately $330 million of its investment securities as collateral for specified obligations of the Lessor under the lease. The investment securities are restricted as to withdrawal and are managed by a third party subject to certain limitations.

     The Registrant's lease has an initial term of five years with renewal options. The Registrant, may at its option, purchase the land and buildings during or at the end of the term of the lease at approximately the amount expended by the Lessor to purchase the land and to construct the buildings or may at its option remarket the property prior to the end of the lease. Rent obligations commence upon occupancy, currently estimated to be early to mid-fiscal 2003, such date subject to change pursuant to various factors. The Registrant must maintain certain covenants, as defined in the lease. The total value of consideration for this Transaction was determined based upon arms' length negotiations between the Registrant, the Lessor, the Bank and Agilent Technologies, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BEA SYSTEMS, INC.
                                  (the Registrant)


                                  By: /s/ William M. Klein
                                      -----------------------------------
                                      William M. Klein
                                      Chief Financial Officer and
                                      Executive Vice President - Administration
                                      (Duly Authorized Officer and
                                      Principal Financial Officer)


Dated:  February 26, 2001